UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 5, 2007 (February 2, 2007)

CRESTED CORP.
(Exact Name of Company as Specified in its Charter)

Colorado	0-8773	84-0608126
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Glen L. Larsen Building
877 North 8th West Riverton, WY		82501
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (307) 856-9271

Not Applicable
Former Name, Former Address or Former Fiscal Year,, If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

 ☐ Written communications pursuant to Rule 425 under the Securities Act
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 4: Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

(b)  Effective February 2, 2007, Crested Corp. engaged Moss Adams LLP to act as the company’s principal independent accountant to audit the company’s financial statements for the year ended December 31, 2006.  The Board of Directors of the company approved the decision to engage Moss Adams LLP.

During the fiscal years ended December 31, 2005 and 2004, and for the interim period from December 31, 2005 through February 2, 2007, the company did not consult Moss Adams LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the company’s financial statements, or any matter that was the subject of a disagreement with its former accountants or a reportable event as those terms are defined in Item 304 of Regulation S-K.

Section 9. Financial Statements and Exhibits

Financial Statements: None

Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTED CORP.

Dated: February 5, 2007	By:	/s/ Harold . F. Herron
Harold F. Herron, President